                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the use in this Registration Statement of Ultrafem, Inc. on Form S-1 of our report dated August 12, 1996 (August 27, 1996 as to Note 12), appearing in the Prospectus, which is part of this Registration Statement.

    We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

New York, New York
September 13, 1996